SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

Evergreen Institutional Municipal Money Market Fund (the “Fund”)

                The following replaces the section entitled “Nature and Timing of Proceeds” in the Fund’s Institutional share class and Institutional Service share class prospectuses:

Nature and Timing of Proceeds. Redemption requests received in good order prior to 5:00 p.m. ET for Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional U.S. Government Fund and Prime Cash Management Money Market Fund, if by Federal Funds Wire, will be completed the same day. Redemption requests received in good order prior to 12:00 p.m. ET for Institutional Municipal Money Market Fund and prior to 12:30 p.m. ET for Institutional 100% Treasury Money Market Fund, if by Federal Funds Wire, will be completed the same day; however we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. We reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

March 25, 2009	584138 (3/09)